UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): November 15, 2007

Customer Acquisition Network Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141141	01-0692341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 E. Las Olas Blvd. Suite 1560 Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 712-0000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	1.01.Entry into a Material Definitive Agreement.

On November 15, 2007, Customer Acquisition Network Holdings, Inc., a Delaware corporation (“Registrant”), entered into a Securities Purchase Agreement (the “Purchase Agreement”), by and among Registrant and the buyers listed in the Purchase Agreement (“Buyers”). The Purchase Agreement provides for, among other things, the sale by Registrant of 8% senior secured promissory notes (the “Notes”) in the original aggregate principal amount of $5,000,000. Registrant will receive net proceeds in the amount of $4,500,000 from the sale of the Notes.

The Notes will mature six months from the issuance date (the “Maturity Date”) and will accrue interest at the rate of 8% per annum, payable quarterly in cash. Registrant, in the absense of an event of default and the satisfaction of certain conditions set forth in the Notes, shall be able to extend the Maturity Date from the original six months to nine months (the “Extended Maturity Date”) by delivering a written notice to the holders of the Notes within at least ten (10) but not more than twenty (20) business days prior to the Maturity Date. In the event that Registrant requests such an Extended Maturity Date, Registrant, as one of the conditions to such extension, is obligated to issue an aggregate of 40,000 shares of its common stock (the “Shares”), to be allocated among the Buyers on the original Maturity Date. In accordance with the terms and conditions of the Purchase Agreement, Registrant will grant to the Buyers, in connection with the issuance of the Shares, “piggyback” registration rights with respect to the Shares in the event that Registrant registers any shares of common stock held by other stockholders of Registrant. Additionally, as one of the conditions to such extension, the interest rate will increase from 8% per annum to 12% per annum.

The Registrant may redeem the Notes, in whole or in part, at any time without premium or penalty on three (3) business days’ prior notice.

If accrued interest is not paid within three (3) business days from the due date, the percent per annum of the interest rate of the Notes will be increased by an additional 5% per annum until paid in full.

The Notes will be secured by a first security interest on all of Registrant's and its active subsidiaries’ assets pursuant to a security agreement. The Purchase Agreement also provides for the pledge by Registrant and each of its active subsidiaries of all of the capital stock or other equity interests held by them as collateral for the Notes, pursuant to a pledge agreement. In addition, each of Registrant’s active subsidiaries will enter into a guaranty, guarantying Registrant’s performance under the Purchase Agreement, the Notes and related transaction documents.

The Purchase Agreement contains certain customary affirmative covenants, including, without limitation, (i) the timely filing of a Form D, to the extent required, (ii) the timely filing of all reports required to be filed with the Securities Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (iii) the use of the proceeds from the sale of the Notes first, to pay expenses and commissions related to the sale of the Notes and second, for the general working capital needs and acquisitions of companies or businesses reasonably related to internet marketing and advertising, (iv) the maintenance of certain internal accounting controls, (v) compliance with laws and maintenance of permits, (vi) inspection and audit rights, and (vii) preservation of collateral, maintenance of insurance, and payment of taxes. In addition, the Purchase Agreement contains certain customary negative covenants, including, without limitation, certain restrictions (subject to limited exceptions) on (i) the issuance of variable priced securities, (ii) purchases and payments, (iii) limitations on prepayments, (iv) incurrence of indebtedness, (v) sale of collateral, (vi) affiliate transactions and (vii) the ability to make loans and investments.

The Notes contain certain customary default provisions, including, without limitation, (i) any default in payment of principal on any of the Notes, (ii)   any default in payment of any interest or other amount (other than principal) that is not cured within three (3) business days from the date such interest or other amount was due,  (iii) any failure by Registrant for ten (10) days, to comply with any other provision of the Notes in all material respects, (iv) any default in payment of certain indebtedness to third parties, (v) the bankruptcy or insolvency of Registrant, (vi) the  breach by Registrant or any subsidiary thereof of any covenant or other term or condition of the Purchase Agreement or the Transaction Documents, Security Documents (as defined in the Notes) and any applicable subordination agreement (after giving effect to any applicable grace period relating to any such breach), (vii) certain unsatisfied judgements or orders exceeding $250,000, (viii) a change of control of Registrant, (ix)  failure of a representation or statement in the Purchase Agreement and  Security Documents to be correct in any material respect when made, (x) failure of a Lien (as defined in the Purchase Agreement) to constitute a valid first priority perfected Lien on all the collateral, and (xi) failure to timely file periodic and certain current reports under the Exchange Act.

The Closing of the transactions contemplated pursuant to the Purchase Agreement is subject to the satisfaction of certain closing conditions by Registrant including the delivery by Registrant of account control agreements with respect to all deposit accounts (other than the Excluded Account as defined in the Purchase Agreement) of Registrant and its active subsidiaries, executed by Registrant and such subsidiaries, as applicable, and the applicable financial institutions. In the event that the Closing does not occur on or before the tenth (10th) business day following the date of the Purchase Agreement due to Registrant's failure to satisfy the conditions set forth in the Purchase Agreement (and the Buyers' failure to waive such unsatisfied condition(s)), the Buyers shall have the option to terminate the Purchase Agreement.

The foregoing is not a complete summary of the terms of the offering described in this Item 1.01 and reference is made to the complete text of the Purchase Agreement, Form of Note, a Form of Security Agreement, Form of Pledge Agreement, Form of Guaranty and Form of Deposit Account Control Agreement attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively.

Item	2.03.Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described in Item 1.01 above is hereby incorporated herein by reference.

Item	9.01.Financial Statements and Exhibits.

(10)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated as of November 15, 2007, among the Registrant and the investors listed therein
10.2	Form of 8% Senior Note
10.3	Form of Security Agreement, among the Company, the debtors listed therein and Viking Asset Management, LLC (“Viking”), as collateral agent
10.4	Form of Pledge Agreement between the Registrant and Viking
10.5	Form of Guaranty, made by Customer Acquisition Network, Inc. and Desktop Acquisition Sub, Inc. in favor of Viking
10.6	Form of Deposit Account Control Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 20, 2007

Customer Acquisition Network Holdings, Inc.

By:	/s/ Bruce Kreindel
Bruce Kreindel
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated as of November 15, 2007, among the Registrant and the investors listed therein
10.2	Form of 8% Senior Note
10.3	Form of Security Agreement, among the Company, the debtors listed therein and Viking Asset Management, LLC (“Viking”), as collateral agent
10.4	Form of Pledge Agreement between the Registrant and Viking
10.5	Form of Guaranty, made by Customer Acquisition Network, Inc. and Desktop Acquisition Sub, Inc. in favor of Viking
10.6	Form of Deposit Account Control Agreement